UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/23/2009

RAYONIER INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6780

North Carolina	13-2607329
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

50 North Laura Street

Jacksonville, Florida

32202

(Address of principal executive offices, including zip code)

904-357-9100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On September 23, 2009, Paul G. Kirk, Jr. tendered his resignation from the Board of Directors of Rayonier Inc. to be effective immediately. Mr. Kirk’s resignation is a result of his acceptance of an interim appointment to the United States Senate, and does not involve any disagreement on any matter relating to Rayonier’s operations, policies or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: September 28, 2009	By:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort Senior Vice President and Chief Financial Officer